SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

Peet's Coffee & Tea, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington (State of jurisdiction)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, Peet's Coffee & Tea, Inc. (the "Company") announced via press release the Company's results for its third quarter ended September 26, 2004, and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is furnished herewith as Exhibit 99.1.

ITEM 7.01   REGULATION FD DISCLOSURE.

On October 25, 2004, the Company announced via press release the Company's first broad-based price increase in four years. A copy of the Company's press release is furnished herewith as Exhibit 99.2.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: October 27, 2004	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated October 27, 2004.
99.2	Press release, dated October 25, 2004.